Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions

NOTE 2 — ACQUISITIONS

UCI International, Inc.

On November 29, 2010, UCI International, Inc. entered into a merger agreement by and among UCI International, Inc., Rank Group Limited (“Rank Group”), and Uncle Acquisition 2010 Corp pursuant to which Uncle Acquisition 2010 Corp agreed to be merged with and into UCI International, Inc., with UCI International, Inc. continuing as the surviving corporation and an affiliate of Rank Group. On January 26, 2011, Holdings, through its indirect subsidiary Uncle Acquisition 2010 Corp, acquired 100% of the outstanding stock of UCI International, Inc. for a purchase price of $375.0 million and assumed the indebtedness of UCI International (the “UCI Acquisition”). There was no contingent consideration payable.

Funding for the purchase consideration and the refinancing of certain UCI International borrowings that were assumed was provided through a combination of an equity contribution of $320.0 million, additional borrowings, advances from Rank Group and existing cash. See Note 11 for a discussion of the repayment of UCI’s 2010 Credit Facility (as defined in Note 11), the redemption and discharge of UCI International’s Senior PIK Notes (as defined in Note 11) and the UCI Acquisition financing. The UCI Acquisition and transactions consummated to repay and terminate certain UCI International borrowings that were assumed are collectively referred to as the “Transactions.”

During the Successor year ended December 31, 2011, Holdings incurred merger and acquisition related costs of $11.3 million, which are included in a separate line item on the consolidated statements of comprehensive income (loss). During the Predecessor period January 1, 2011 through January 25, 2011, UCI International incurred seller side merger and acquisition costs of $5.2 million. Debt issuance costs related to the acquisition financing totaled $22.5 million.

The following table presents unaudited pro forma financial information of the combined entity as though the UCI Acquisition occurred on January 1, 2011 (in millions):

Year Ended December 31, 2011
Net sales	$989.0
Net income	$0.5

The pro forma financial information has been prepared for comparative purposes only and includes certain adjustments to actual financial results. The adjustments include presenting interest expense as if the Transactions had occurred on January 1, 2011, revising estimated amortization and depreciation expense as a result of intangibles and property, plant and equipment acquired being measured at fair value and revising pension expense. The pro forma results of operations were also adjusted to exclude (1) $16.5 million of merger and acquisition costs, (2) $5.9 million of debt commitment fees, (3) $15.1 million of stock-based compensation expense relating to equity incentive awards that vested upon the change in control of UCI International, Inc., (4) the loss of $24.2 million on early extinguishment of debt and (5) $16.4 million of higher cost of goods sold resulting from the increase in inventory to fair value over the historical carrying value of acquired inventories as required under purchase accounting. The pro forma results of operations do not purport to be indicative of the results of operations that would have actually resulted had the acquisition occurred on the date indicated or that may result in the future.

Honeywell Automotive Parts Services (Shanghai) Co., Ltd.

On July 29, 2011, UCI International, Inc., through its indirect wholly-owned subsidiary, UCI (Shanghai) Trading Company Limited (“UCI (Shanghai)”), acquired certain assets from Honeywell Automotive Parts Services (Shanghai) Co., Ltd. for a purchase price of $1.5 million. The acquired assets principally consisted of inventory, property, plant and equipment and intangible assets.